                             SUBORDINATION % @ BASE CASE SCENARIO
  PERIOD       DATE          A1        A2      A3       A4       A5       B        C        D        E        F        G        H

    0       10/19/2004     12.75     12.75    12.75   12.75    12.75    10.38     9.63     8.00     6.88     5.63     4.88    3.38
    24      10/11/2006     13.05     13.05    13.05   13.05    13.05    10.62     9.85     8.19     7.04     5.76     4.99    3.45
    48      10/11/2008     13.48     13.48    13.48   13.48    13.48    10.97    10.18     8.46     7.27     5.95     5.15    3.57
    60      10/11/2009               15.31    15.31   15.31    15.31    12.46    11.56     9.61     8.26     6.75     5.85    4.05
    84      10/11/2011                        18.61   18.61    18.61    15.15    14.05    11.68    10.04     8.21     7.12    4.93

BSCMS 2004-PWR5 A5
Price/Yield
------------------------------------------------------------------------------------------------------------------------------
  Given: Price                          Base Case        Scen1          Scen2          Scen3          Scen4          Scen5
------------------------------------------------------------------------------------------------------------------------------

      100.5              Yield            4.734          4.734          4.733          4.734          4.734          4.730
------------------------------------------------------------------------------------------------------------------------------
                        Spread              33             33             34             33             33            38
------------------------------------------------------------------------------------------------------------------------------
                          WAL              9.72           9.70           9.55           9.67           9.71          9.21
------------------------------------------------------------------------------------------------------------------------------
                       Mod Durn           7.614          7.603          7.509          7.584          7.607          7.281
------------------------------------------------------------------------------------------------------------------------------
                   Principal Window     12/13-9/14     11/13-9/14     10/13-8/14     8/13-9/14     10/13-10/14    6/11-10/14
------------------------------------------------------------------------------------------------------------------------------

BSCMS 2004-PWR5 A5
Price/Yield
----------------------------------------------------------------------------------
  Given: Price                          Scen6           Scen7          Scen8
----------------------------------------------------------------------------------

      100.5              Yield          4.172           4.733          4.739
----------------------------------------------------------------------------------
                        Spread           -25             33             25
----------------------------------------------------------------------------------
                          WAL            9.87           9.65           10.57
----------------------------------------------------------------------------------
                       Mod Durn         7.679           7.573          8.118
----------------------------------------------------------------------------------
                   Principal Window   4/12-8/24      6/13-10/14      4/14-8/16
----------------------------------------------------------------------------------

BASE CASE         0 CPY; 0 CDR
SCEN1             50 CPY; 0 CDR
SCEN2             100 CPY; 0 CDR
SCEN3             0 CPY; 1 CDR, 25 Severity, 12 Month Lag
SCEN4             0 CPY; 1 CDR, 50 Severity, 12 Month Lag
SCEN5             0 CPY; 5 CDR, 25 Severity, 12 Month Lag
SCEN6             0 CPY; 5 CDR, 50 Severity, 12 Month Lag
SCEN7             50 CPY; 1.8 CDR, 40 Severity, 12 Month Lag
SCEN8             Balloon Default 50% of each Loan 24 Months  **Excluding Lincoln Square

STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES
AND OTHER INFORMATION
The information contained in the attached materials (the "Information") may include various forms of performance analysis, security characteristics and securities pricing estimates for the securities addressed. Please read and understand this entire statement before utilizing the Information. The
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although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation and makes no representations regarding its
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"Statement Regarding Assumptions and Other Information", please refer to this
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predict actual results which may differ substantially from those reflected in the Information. Performance analysis is based on certain assumptions with respect to significant factors that may prove not to be as assumed. You should understand the assumptions and evaluate whether they are appropriate for your purposes. Performance results are based on mathematical models that use inputs to calculate results. As with all models, results may vary significantly depending upon the value of the inputs given. Inputs to these models include but are not limited to: prepayment expectations (econometric prepayment models, single expected lifetime prepayments or a vector of periodic prepayments),
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and cash flow priorities at all prepayment speeds and/or interest rates. You should consider whether the behavior of these securities should be tested at
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from time to time to reflect changed circumstances. Any investment decision should be based only on the data in the prospectus and the prospectus supplement
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supplied at your request (a) represent our view, at the time determined, of the
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the spread between which may be significant due to market volatility or
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General Information: The data underlying the Information has been obtained from
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This information has been prepared solely for information purposes and is not an
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representative.

BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC., SERIES 2004-PWR5

                                                                                                   # of           Original
     ID                                        Property Name                                    Properties        Balance
==================================================================================================================================

      1       2941 Fairview Park Drive                                                               1              74,000,000
      2       The Summit Louisville                                                                  1              54,795,000
      3       Lincoln Square                                                                         1              50,000,000
      4       Reisterstown Plaza                                                                     1              49,650,000
      5       Sycamore Plaza                                                                         1              48,000,000
==================================================================================================================================
      6       Gateway Center IV                                                                      1              42,500,000
      7       World Apparel Center                                                                   1              37,230,000
      8       Evergreen A Portfolio                                                                  3              33,344,614
     8a       3241 Kilgore Road                                                                                     14,575,790
     8b       10730 International Drive                                                                             10,682,257
==================================================================================================================================
     8c       101 Creekside Ridge Court                                                                              8,086,568
      9       Fullerton Metrocenter                                                                  1              28,050,000
     10       Torrey Highlands Village Center                                                        1              27,000,000
     11       Liberty Center II                                                                      1              26,100,000
     12       West Bloomfield Medical Building                                                       1              24,000,000
==================================================================================================================================
     13       Winslow Bay Commons                                                                    1              23,200,000
     14       Kinseth Hotel Portfolio-Loan #2                                                        3              22,000,000
     14a      Holiday Inn/Hampton Inn Coralville                                                                    10,356,725
     14b      Holiday Inn Select Witchita                                                                            7,461,988
     14c      Holiday Inn Overland Park                                                                              4,181,287
==================================================================================================================================
     15       Sheraton Imperial Hotel and Convention Center                                          1              20,500,000
     16       100 Route 46 & 31 -18 Bagley Road.                                                     2              18,500,000
     16a      100 Route 46                                                                                          15,725,000
     16b      317-18 Bagley Road                                                                                     2,775,000
     17       Rancho Marketplace                                                                     1              18,325,000
==================================================================================================================================
     18       Stoneridge Medical Center                                                              1              17,600,000
     19       New Castle Marketplace                                                                 1              16,000,000
     20       Northern NJ Portfolio                                                                  6              16,000,000
     20a      412-420 Route 10                                                                                       6,400,000
     20b      125 Algonquin Parkway                                                                                  4,050,000
==================================================================================================================================
     20c      30-40 Leslie Court                                                                                     1,700,000
     20d      145 Algonquin Parkway                                                                                  1,600,000
     20e      156 Algonquin Parkway                                                                                  1,400,000
     20f      341 Kaplan Drive                                                                                         850,000
     21       Pickering Square Shopping Center                                                       1              15,700,000
==================================================================================================================================
     22       Silverado Station                                                                      1              15,000,000
     38       Palmetto Business Park                                                                 1              15,000,000
     23       La Jolla Galleria                                                                      1              14,850,000
     24       BJ's Wholesale Club at Quartermaster Plaza                                             1              14,500,000
     25       Triangle Plaza                                                                         1              14,200,000
==================================================================================================================================
     26       Park Meadows MHC                                                                       1              14,150,000
     27       Raytheon R&D Facility                                                                  1              14,010,000
     28       Sussex Industrial                                                                      1              14,000,000
     29       North Pointe Apartments                                                                1              13,800,000
     30       Monticello Mall                                                                        1              13,350,000
==================================================================================================================================
     31       Bald Hill Plaza                                                                        1              13,100,000
     32       New Hampshire Tower                                                                    1              12,800,000
     33       375 Depot Drive                                                                        1               6,870,000
     34       550 Depot Drive                                                                        1               2,910,000
     35       1080 Depot Drive                                                                       1               2,120,000
==================================================================================================================================
     36       Southern Wine & Spirits Distribution Building                                          1              11,200,000
     37       Citiwide Storage                                                                       1              10,730,403
     39       Civic Park Plaza                                                                       1              10,000,000
     40       Marnell Corporate Center                                                               1               9,800,000
     41       Annapolis Commerce Park East                                                           1               9,500,000
==================================================================================================================================

                                                                                     Cut-Off
                                                                                      Date            Maturity
     ID                                        Property Name                         Balance          Balance
==================================================================================================================

      1       2941 Fairview Park Drive                                                 74,000,000      64,378,474
      2       The Summit Louisville                                                    54,795,000      54,795,000
      3       Lincoln Square                                                           49,936,265      36,787,583
      4       Reisterstown Plaza                                                       49,650,000      49,650,000
      5       Sycamore Plaza                                                           48,000,000      42,169,629
==================================================================================================================
      6       Gateway Center IV                                                        42,339,177      35,970,821
      7       World Apparel Center                                                     37,230,000      33,373,526
      8       Evergreen A Portfolio                                                    33,062,202      30,006,207
     8a       3241 Kilgore Road                                                        14,452,340      13,116,486
     8b       10730 International Drive                                                10,591,783       9,612,767
==================================================================================================================
     8c       101 Creekside Ridge Court                                                 8,018,079       7,276,954
      9       Fullerton Metrocenter                                                    28,050,000      28,050,000
     10       Torrey Highlands Village Center                                          26,946,082      22,667,513
     11       Liberty Center II                                                        26,056,322      22,422,189
     12       West Bloomfield Medical Building                                         23,976,696      20,464,481
==================================================================================================================
     13       Winslow Bay Commons                                                      23,200,000      23,200,000
     14       Kinseth Hotel Portfolio-Loan #2                                          22,000,000      17,293,895
     14a      Holiday Inn/Hampton Inn Coralville                                       10,356,725       8,141,277
     14b      Holiday Inn Select Witchita                                               7,461,988       5,865,765
     14c      Holiday Inn Overland Park                                                 4,181,287       3,286,852
==================================================================================================================
     15       Sheraton Imperial Hotel and Convention Center                            20,380,887      13,761,334
     16       100 Route 46 & 31 -18 Bagley Road.                                       18,349,252      15,890,826
     16a      100 Route 46                                                             15,596,864      13,507,202
     16b      317-18 Bagley Road                                                        2,752,388       2,383,624
     17       Rancho Marketplace                                                       18,290,257      15,494,272
==================================================================================================================
     18       Stoneridge Medical Center                                                17,371,400       6,810,137
     19       New Castle Marketplace                                                   15,943,553         131,794
     20       Northern NJ Portfolio                                                    15,942,294      13,627,615
     20a      412-420 Route 10                                                          6,376,917       5,451,046
     20b      125 Algonquin Parkway                                                     4,035,393       3,449,490
==================================================================================================================
     20c      30-40 Leslie Court                                                        1,693,869       1,447,934
     20d      145 Algonquin Parkway                                                     1,594,229       1,362,762
     20e      156 Algonquin Parkway                                                     1,394,951       1,192,416
     20f      341 Kaplan Drive                                                            846,934         723,967
     21       Pickering Square Shopping Center                                         15,662,258      13,506,789
==================================================================================================================
     22       Silverado Station                                                        14,975,715      11,165,743
     38       Palmetto Business Park                                                   14,968,270      10,673,817
     23       La Jolla Galleria                                                        14,811,504      12,663,034
     24       BJ's Wholesale Club at Quartermaster Plaza                               14,500,000      11,070,069
     25       Triangle Plaza                                                           14,200,000      12,540,574
==================================================================================================================
     26       Park Meadows MHC                                                         14,150,000      13,190,145
     27       Raytheon R&D Facility                                                    14,010,000      11,837,949
     28       Sussex Industrial                                                        13,913,280      11,714,604
     29       North Pointe Apartments                                                  13,782,256      12,094,122
     30       Monticello Mall                                                          13,350,000      13,350,000
==================================================================================================================
     31       Bald Hill Plaza                                                          13,064,748      11,119,588
     32       New Hampshire Tower                                                      12,800,000         211,672
     33       375 Depot Drive                                                           6,828,599       5,235,282
     34       550 Depot Drive                                                           2,892,463       2,217,564
     35       1080 Depot Drive                                                          2,107,224       1,615,546
==================================================================================================================
     36       Southern Wine & Spirits Distribution Building                            11,167,987      10,077,573
     37       Citiwide Storage                                                         10,730,403       5,608,516
     39       Civic Park Plaza                                                          9,954,354       8,448,827
     40       Marnell Corporate Center                                                  9,777,870       6,371,275
     41       Annapolis Commerce Park East                                              9,463,011       8,009,523
==================================================================================================================

     42       Washington Commons                                                                     1               9,270,000
     43       Sandstone Apartments                                                                   1               8,700,000
     44       3807 Wilshire Boulevard                                                                1               8,400,000
     45       Four Points by Sheraton                                                                1               8,300,000
     46       Green Valley Ranch Town Center                                                         1               8,300,000
====================================================================================================================================
     47       Centerpointe Tech Center                                                               1               8,100,000
     48       Arcade Garage                                                                          1               7,800,000
     49       Pan Am Plaza                                                                           1               7,600,000
     50       Timbermill Building                                                                    1               7,400,000
     51       Crouse-Irving Memorial Physicians Office Building                                      1               7,250,000
====================================================================================================================================
     52       Lake Worth Shopping Center                                                             1               7,100,000
     53       623 Stewart Avenue                                                                     1               7,000,000
     54       Hunter's Crossing Apartments                                                           1               7,000,000
     55       Pear Tree Shopping Center                                                              1               7,000,000
     56       Bank of America - Texas Portfolio                                                      5               7,000,000
====================================================================================================================================
     56a      Bank of America - Ennis                                                                                1,829,736
     56b      Bank of America - Arlington                                                                            1,745,803
     56c      Bank of America - Stephenville                                                                         1,477,219
     56d      Bank of America - Paris                                                                                1,141,487
     56e      Bank of America - Hillsboro                                                                              805,755
====================================================================================================================================
     57       Briarwood Apartments                                                                   1               6,750,000
     58       Kinseth Hotel Portfolio - Loan #1                                                      2               6,500,000
     58a      Holiday Inn Mason City                                                                                 3,640,000
     58b      Best Western Holiday Lodge                                                                             2,860,000
     59       Canyon Village Plaza                                                                   1               6,150,000
====================================================================================================================================
     60       Strawberry Hill Shopping Center                                                        1               6,000,000
     61       Merchants Walk Shopping Center                                                         1               5,900,000
     62       Plaza 5400                                                                             1               5,680,000
     63       Quarry Lane Business Park                                                              1               5,700,000
     64       Park View Square                                                                       1               5,500,000
====================================================================================================================================
     65       877 Post Road East                                                                     1               5,500,000
     66       Lee's Crossing                                                                         1               5,300,000
     67       Polaris Neighborhood Center                                                            1               5,100,000
     68       Bruce Industrial                                                                       1               4,825,000
     69       Dash Pointe Metropolitan Market                                                        1               4,800,000
====================================================================================================================================
     70       Pottsburg Plaza                                                                        1               4,600,000
     71       1100-1102 John Reed Court Industrial                                                   1               4,500,000
     72       Ventura Gateway Shopping Center                                                        1               4,325,000
     73       Scholar's Quad Apartments                                                              1               4,300,000
     74       Hawaiian Village Apartments                                                            1               4,250,000
====================================================================================================================================
     75       Carneros Self Storage                                                                  1               4,000,000
     76       A-American Santa Maria                                                                 1               3,975,000
     77       The Willows                                                                            1               3,920,000
     78       North Orchard Plaza                                                                    1               3,850,000
     79       Planet Self Storage Boston                                                             1               3,840,000
====================================================================================================================================
     80       The Atrium at 1333 McDermott                                                           1               3,750,000
     81       Los Altos Gateway                                                                      1               3,700,000
     82       11555 Medlock Bridge Road                                                              1               3,650,000
     83       The Shoppes at Park Place                                                              1               3,600,000
     84       Herriman Crossroads                                                                    1               3,600,000
====================================================================================================================================
     85       Woodlands Village Self Storage                                                         1               3,500,000
     86       Glendora Apartments                                                                    1               3,500,000
     87       North Meridian Medical Center                                                          1               3,475,000
     88       Creekside at Columbine                                                                 1               3,300,000
     89       North County Apartment Portfolio                                                       1               3,250,000
====================================================================================================================================
     90       3734 Westheimer Road                                                                   1               3,200,000
     91       Walgreens - Denver                                                                     1               3,150,000
     92       Garden Square Center                                                                   1               3,150,000
     93       Sportsman's Warehouse                                                                  1               3,100,000
     94       630 San Ramon Valley Road                                                              1               3,000,000
====================================================================================================================================
     95       Campbell Station Shopping Center                                                       1               3,000,000
     96       County Fair Mobile Estates                                                             1               3,000,000
     97       Lakewood Shopping Center                                                               1               2,900,000
     98       City View MHC                                                                          1               2,800,000
     99       Bird Avenue Self Storage                                                               1               2,800,000
====================================================================================================================================
     100      Plaza 88                                                                               1               2,780,000
     101      Bedrosian Tile Building                                                                1               2,700,000

     42       Washington Commons                                                                  9,193,638       6,144,386
     43       Sandstone Apartments                                                                8,620,962       7,320,540
     44       3807 Wilshire Boulevard                                                             8,391,329       7,096,004
     45       Four Points by Sheraton                                                             8,300,000       6,520,280
     46       Green Valley Ranch Town Center                                                      8,284,086       7,007,247
============================================================================================================================
     47       Centerpointe Tech Center                                                            8,083,719       6,794,052
     48       Arcade Garage                                                                       7,769,520         271,655
     49       Pan Am Plaza                                                                        7,580,542       6,490,437
     50       Timbermill Building                                                                 7,392,649       6,310,047
     51       Crouse-Irving Memorial Physicians Office Building                                   7,234,714       4,818,942
============================================================================================================================
     52       Lake Worth Shopping Center                                                          7,068,038       6,037,370
     53       623 Stewart Avenue                                                                  7,000,000       6,222,315
     54       Hunter's Crossing Apartments                                                        7,000,000       5,823,780
     55       Pear Tree Shopping Center                                                           6,983,954       5,757,963
     56       Bank of America - Texas Portfolio                                                   6,980,143       6,133,956
============================================================================================================================
     56a      Bank of America - Ennis                                                             1,824,546       1,603,360
     56b      Bank of America - Arlington                                                         1,740,851       1,529,811
     56c      Bank of America - Stephenville                                                      1,473,029       1,294,457
     56d      Bank of America - Paris                                                             1,138,249       1,000,262
     56e      Bank of America - Hillsboro                                                           803,469         706,067
============================================================================================================================
     57       Briarwood Apartments                                                                6,731,190       5,704,234
     58       Kinseth Hotel Portfolio - Loan #1                                                   6,500,000       3,770,750
     58a      Holiday Inn Mason City                                                              3,640,000       2,111,620
     58b      Best Western Holiday Lodge                                                          2,860,000       1,659,131
     59       Canyon Village Plaza                                                                6,138,399       5,203,526
============================================================================================================================
     60       Strawberry Hill Shopping Center                                                     5,963,008         186,263
     61       Merchants Walk Shopping Center                                                      5,884,049       5,005,122
     62       Plaza 5400                                                                          5,666,837       3,605,585
     63       Quarry Lane Business Park                                                           5,626,723       4,755,017
     64       Park View Square                                                                    5,500,000       5,500,000
============================================================================================================================
     65       877 Post Road East                                                                  5,465,865         168,448
     66       Lee's Crossing                                                                      5,266,543       3,999,195
     67       Polaris Neighborhood Center                                                         5,067,647       4,002,111
     68       Bruce Industrial                                                                    4,814,145       3,936,707
     69       Dash Pointe Metropolitan Market                                                     4,793,670       3,741,419
============================================================================================================================
     70       Pottsburg Plaza                                                                     4,576,640       3,753,819
     71       1100-1102 John Reed Court Industrial                                                4,461,527       3,472,027
     72       Ventura Gateway Shopping Center                                                     4,308,676       3,398,207
     73       Scholar's Quad Apartments                                                           4,288,779       3,663,775
     74       Hawaiian Village Apartments                                                         4,238,988       3,332,801
============================================================================================================================
     75       Carneros Self Storage                                                               4,000,000       3,550,776
     76       A-American Santa Maria                                                              3,962,899       3,564,777
     77       The Willows                                                                         3,920,000       3,475,914
     78       North Orchard Plaza                                                                 3,850,000       3,276,137
     79       Planet Self Storage Boston                                                          3,820,059       3,013,342
============================================================================================================================
     80       The Atrium at 1333 McDermott                                                        3,740,513       3,207,098
     81       Los Altos Gateway                                                                   3,693,219       3,142,543
     82       11555 Medlock Bridge Road                                                           3,640,833       3,124,242
     83       The Shoppes at Park Place                                                           3,600,000       3,075,369
     84       Herriman Crossroads                                                                 3,577,448         108,181
============================================================================================================================
     85       Woodlands Village Self Storage                                                      3,493,771       2,983,885
     86       Glendora Apartments                                                                 3,490,823       2,980,418
     87       North Meridian Medical Center                                                       3,456,548       2,889,437
     88       Creekside at Columbine                                                              3,293,939       2,801,993
     89       North County Apartment Portfolio                                                    3,226,764       2,721,792
============================================================================================================================
     90       3734 Westheimer Road                                                                3,190,536       2,683,099
     91       Walgreens - Denver                                                                  3,146,816       2,669,651
     92       Garden Square Center                                                                3,128,446       2,654,182
     93       Sportsman's Warehouse                                                               3,061,988       2,420,232
     94       630 San Ramon Valley Road                                                           2,991,755       2,539,732
============================================================================================================================
     95       Campbell Station Shopping Center                                                    2,985,084       2,517,765
     96       County Fair Mobile Estates                                                          2,967,761          57,388
     97       Lakewood Shopping Center                                                            2,854,575       2,453,750
     98       City View MHC                                                                       2,800,000       2,482,796
     99       Bird Avenue Self Storage                                                            2,789,074       2,359,995
============================================================================================================================
     100      Plaza 88                                                                            2,768,352       2,319,682
     101      Bedrosian Tile Building                                                             2,688,939       1,789,556

     102      Metro Centre Industrial                                                                1               2,700,000
     103      Days Inn                                                                               1               2,500,000
     104      Loews Cineplex Layton                                                                  1               2,450,000
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     105      River Hill Apartments                                                                  1               2,425,000
     106      Country Club Apartments                                                                1               2,400,000
     107      Natomas Crossing                                                                       1               2,300,000
     108      Taxi Office Building                                                                   1               2,260,000
     109      Park Manor                                                                             1               2,200,000
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     110      Spencer Mini Storage                                                                   1               2,175,000
     111      Encino Crossing                                                                        1               2,137,500
     112      Pheasant Ridge Mobile Estates                                                          1               2,080,000
     113      Bernal Self Storage                                                                    1               2,000,000
     114      American Mini Storage VIII                                                             1               2,000,000
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     115      Westview Village Apartments                                                            1               2,000,000
     116      Western Reserve Village                                                                1               1,920,000
     117      7941-7951 Granger Road                                                                 1               1,650,000
     118      Barbizon Plaza                                                                         1               1,630,000
     119      Creekside Apartments                                                                   1               1,600,000
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     120      10635 Vanowen Industrial Building                                                      1               1,600,000
     121      1420 & 1426 East Route 66                                                              1               1,415,000
     122      10201 N Scottsdale Rd                                                                  1               1,400,000
     123      Alluvial Office Complex                                                                1               1,400,000
     124      Meridian Plaza                                                                         1               1,400,000
====================================================================================================================================
     125      Westwood Apartments                                                                    1               1,390,000
     126      Lakeville Business Center                                                              1               1,300,000
     127      Gunite Corporation Building                                                            1               1,290,000
     128      CVS Raleigh                                                                            1               1,205,000
     129      Executive Drive Industrial                                                             1               1,100,000
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     130      All Star Self Storage                                                                  1               1,050,000
     131      461-463 Bush Street                                                                    1               1,000,000

     102      Metro Centre Industrial                                                          2,665,357       2,089,053
     103      Days Inn                                                                         2,491,870          62,204
     104      Loews Cineplex Layton                                                            2,426,189          58,602
=========================================================================================================================
     105      River Hill Apartments                                                            2,425,000       2,060,528
     106      Country Club Apartments                                                          2,393,217       1,851,017
     107      Natomas Crossing                                                                 2,294,334       1,973,163
     108      Taxi Office Building                                                             2,254,580       1,944,831
     109      Park Manor                                                                       2,193,210       1,833,837
=========================================================================================================================
     110      Spencer Mini Storage                                                             2,160,403       1,693,305
     111      Encino Crossing                                                                  2,129,376       1,808,051
     112      Pheasant Ridge Mobile Estates                                                    2,069,960       1,833,069
     113      Bernal Self Storage                                                              1,994,257       1,683,573
     114      American Mini Storage VIII                                                       1,992,672       1,579,577
=========================================================================================================================
     115      Westview Village Apartments                                                      1,978,779         880,023
     116      Western Reserve Village                                                          1,920,000       1,702,489
     117      7941-7951 Granger Road                                                           1,636,601       1,098,202
     118      Barbizon Plaza                                                                   1,623,537       1,269,390
     119      Creekside Apartments                                                             1,594,928       1,426,208
=========================================================================================================================
     120      10635 Vanowen Industrial Building                                                1,589,740       1,359,828
     121      1420 & 1426 East Route 66                                                        1,412,724       1,221,345
     122      10201 N Scottsdale Rd                                                            1,396,813       1,211,752
     123      Alluvial Office Complex                                                          1,396,424       1,195,948
     124      Meridian Plaza                                                                   1,395,831       1,172,778
=========================================================================================================================
     125      Westwood Apartments                                                              1,386,568       1,192,141
     126      Lakeville Business Center                                                        1,291,994         986,161
     127      Gunite Corporation Building                                                      1,285,549       1,185,645
     128      CVS Raleigh                                                                      1,201,900       1,028,485
     129      Executive Drive Industrial                                                       1,088,231         862,907
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     130      All Star Self Storage                                                            1,045,513         806,182
     131      461-463 Bush Street                                                                993,634          24,918